Exhibit 10.2

BRAND ENGAGEMENT NETWORK INC.

May 28, 2024

_________________________

Re:	Agreement to Exercise Warrants

Dear Holders:

You, severally and not jointly, (“Holder”, “you” or similar terminology) hereby agree with Brand Engagement Network Inc. (the “Company”) to, as a backstop to the Company’s intention to raise an additional $3,250,000 in equity or debt financing by the end of December 2024, subject to and to the extent the Exercise Condition has not been met (as defined below), exercise for cash, warrants issued or to be issued to you under that certain Securities Purchase Agreement executed by you and the Company as of the date hereof (the “Securities Purchase Agreement”), with an exercise price of $2.50 per share (the “Existing Warrants”) and, upon such exercise, in consideration for each Existing Warrant so exercised, the Company shall issue you one new One-Year Warrant and one new Five-Year Warrant (each as defined in the Securities Purchase Agreement) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

You shall only be required to exercise the Existing Warrants hereunder, if and to the extent that, after using its commercially reasonable efforts, the Company fails to raise additional capital (not including any capital raised under the Securities Purchase Agreement) from third-parties in an amount of $3,250,000 since May 24, 2024 (the “Exercise Condition”). Five days prior to the end of each calendar month, the Audit Committee of the Company’s Board of Directors, shall deliver a written certification certifying as to whether the Company has utilized commercially reasonable efforts to raise additional capital and whether any additional amounts have been so raised.

Subject to the Exercise Condition, the transactions contemplated hereby shall automatically occur on the following schedule (the date as to each tranche, the “Execution Time”), with each Holder participating on each tranches by the percentage set forth on such Holder’s name on the signature pages hereto:

(i)	100,000 Existing Warrants shall be exercised on October 31, 2024;

(ii)	300,000 Existing Warrants shall be exercised on November 30, 2024;

(iii)	300,000 Existing Warrants shall be exercised on December 31, 2024;

(iv)	300,000 Existing Warrants shall be exercised on January 31, 2025; and

(v)	300,000 Existing Warrants shall be exercised on February 28, 2025.

In consideration for exercising in each Existing Warrant issued or to be issued to the Holder at the stated Exercise Price (the “Warrant Exercise”) on or before the Execution Time (as defined below), the Company hereby agrees to sell and issue you:

(a) one new unregistered warrants to purchase one share of Common Stock with an expiration date of one year from the date of issuance (the “New One-Year Warrants”), pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”), which New One-Year Warrants shall have an exercise price per share equal to $2.50, subject to adjustment as provided in the New One-Year Warrants, and will be exercisable at any time on or after the date issued and expire one year following the issuance thereof. Such New One-Year Warrants shall be substantially in the form as set forth in Exhibit A-1 hereto; and

(b) one new unregistered warrants to purchase one share of Common Stock with an expiration date of five years from the date of issuance (the “New Five-Year Warrants”), pursuant to Section 4(a)(2) of the Securities Act, which New Five-Year Warrants shall have an exercise price per share equal to $2.50, subject to adjustment as provided in the New Five-Year Warrants, and will be exercisable at any time on or after the date issued and expire one year following the issuance thereof. Such New Five-Year Warrants shall be substantially in the form as set forth in Exhibit A-2 hereto

(c) one New One-Year Warrant and Five-Year Warrant certificate(s) will be delivered at Closing (as defined below), and such New One-Year Warrants and Five-Year Warrants, together with any underlying shares of Common Stock issued upon exercise of the Existing Warrants, will, unless and until registered, contain customary restrictive legends and other language typical for an unregistered warrant and unregistered shares.

Holder represents and warrants that, as of the date hereof it is, and on each date on which it exercises any Existing Warrants, New One-Year Warrants or New Five-Year Warrants, it will be, an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act, and agrees that the New One-Year Warrants and New Five-Year Warrants will contain restrictive legends when issued, and none of the New One-Year Warrants, the New Five-Year Warrants or the shares of Common Stock issuable upon exercise of the New One-Year Warrants or New Five-Year Warrants will be registered under the Securities Act, except as provided in Annex A attached hereto. Also, Holder represents and warrants that it is acquiring the New One-Year Warrants and New Five-Year Warrants as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the New One-Year Warrants, New Five-Year Warrants or the shares of Common Stock for which the New One-Year Warrants and New Five-Year Warrants are exercisable (this representation is not limiting Holder’s right to sell the shares of Common Stock for which the New One-Year Warrants and New Five-Year Warrants are exercisable pursuant to an effective registration statement under the Securities Act or otherwise in compliance with applicable federal and state securities laws).

The Holder understands that the New One-Year Warrants, New Five-Year Warrants and the shares of Common Stock for which the New One-Year Warrants and New Five-Year Warrants are exercisable are not, and may never be, registered under the Securities Act, or the securities laws of any state and, accordingly, each certificate, if any, representing such securities shall bear a legend substantially similar to the following:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

The closing (“Closing”) shall occur at such location as the parties shall mutually agree at each Execution Time.

Sincerely yours,

BRAND ENGAGEMENT NETWORK INC.

By:	/s/ Paul Chang
Name:	Paul Chang
Title:	Co-Chief Executive Officer

[Holder Signature Page Follows]

Accepted and Agreed to:

Name of Holder: BEN Capital Fund I LLC

Signature of Authorized Signatory of Holder: /s/ James Irving

Name of Authorized Signatory: James Irving

Title of Authorized Signatory: Manager

Common Warrants: 832,000

[Holder signature page]

Accepted and Agreed to:

Name of Holder: DUE FIGLIE LLC

Signature of Authorized Signatory of Holder: /s/ Shawn Lucas

Name of Authorized Signatory: Shawn Lucas

Title of Authorized Signatory: Managing Member

Common Warrants: 711,000

[Holder signature page]

Accepted and Agreed to:

Name of Holder: Jonathan Berzack

Signature of Authorized Signatory of Holder: /s/ Jonathan Berzack

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Common Warrants: 120,000

[Holder signature page]

Accepted and Agreed to:

Name of Holder: Joseph Bevash

Signature of Authorized Signatory of Holder: /s/ Joseph Bevash

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Common Warrants: 400,000

[Holder signature page]

Accepted and Agreed to:

Name of Holder: Lucas Venture Partners

Signature of Authorized Signatory of Holder: /s/ Julie Lucas

Name of Authorized Signatory: Julie Lucas

Title of Authorized Signatory: Member

Common Warrants: 593,000

[Holder signature page]

Accepted and Agreed to:

Name of Holder: Patrick Carney

Signature of Authorized Signatory of Holder: /s/ Patrick Carney

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Common Warrants: 474,000

[Holder signature page]

Accepted and Agreed to:

Name of Holder: Scott Wheeler

Signature of Authorized Signatory of Holder: /s/ Scott Wheeler

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Common Warrants: 40,000

[Holder signature page]

Accepted and Agreed to:

Name of Holder: Stephen Birchall

Signature of Authorized Signatory of Holder: /s/ Stephen Birchall

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Common Warrants: 395,000

[Holder signature page]

Accepted and Agreed to:

Name of Holder: Troy Budgen

Signature of Authorized Signatory of Holder: /s/ Troy Budgen

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Common Warrants: 395,000

[Holder signature page]